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                                                                   EXHIBIT 10.45

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                                 TRUST AGREEMENT
                      (Universal Compression Trust 2000-1)

                               Dated May ___, 2000


                                     between


                        THE PERSONS LISTED ON SCHEDULE I
                     HERETO OR THAT MAY BECOME PARTY HERETO,
                             as Certificate Holders,


                                       and


                            [NAME OF TRUST COMPANY],
                              not in its individual
                       capacity except as expressly stated
                          herein, but solely as Trustee


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                                TABLE OF CONTENTS


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ARTICLE I

         DEFINITIONS AND INTERPRETATION...........................................................................1

         SECTION 1.1.  Definitions; Rules of Usage................................................................1

ARTICLE II

         THE TRUST ESTATE.........................................................................................1

         SECTION 2.1.  Appointment, Authorization and Direction to Trustee........................................1
         SECTION 2.2.  Declaration and Purpose....................................................................2
         SECTION 2.3.  No Business Trust Formed...................................................................2
         SECTION 2.4.  Domicile and Resident Agent of the Trust...................................................3
         SECTION 2.5.  Title of Trust Property....................................................................3

ARTICLE III

         CERTIFICATES.............................................................................................3

         SECTION 3.1.  Certificates; Procedure for Investment.....................................................3
         SECTION 3.2.  Scheduled Return of Investment.............................................................3
         SECTION 3.3.  Equity Return..............................................................................3
         SECTION 3.4.  Availability Fees..........................................................................3
         SECTION 3.5.  Payment by Trustee.........................................................................3
         SECTION 3.6.  Overdue Rate...............................................................................4
         SECTION 3.7.  Lease Event of Default.....................................................................4
         SECTION 3.8.  Payment from Trust Estate Only.............................................................4
         SECTION 3.9.  Registration, Transfers, Exchanges and Cancellation of  Certificates.......................4
         SECTION 3.10. Mutilated, Destroyed, Lost or Stolen Certificate...........................................6

ARTICLE IV

         COLLECTIONS AND DISTRIBUTIONS............................................................................7

         SECTION 4.1.  Non-Default Payments.......................................................................7
         SECTION 4.2.  Payments after a Lease Event of Default....................................................7
         SECTION 4.3.  Application of Certain Other Payments......................................................7
         SECTION 4.4.  Effect of Sales by Trustee.................................................................8
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ARTICLE V

         CERTAIN PROVISIONS RESPECTING TRUSTEE....................................................................8

         SECTION 5.1.  Acceptance of Trusts and Duties............................................................8
         SECTION 5.2.  Limitation of Power........................................................................8
         SECTION 5.3.  Action Upon Instructions...................................................................8
         SECTION 5.4.  Certain Duties and Responsibilities of Trustee.............................................9
         SECTION 5.5.  Certain Rights of Trustee..................................................................9
         SECTION 5.6.  NO REPRESENTATIONS OR WARRANTIES AS TO THE EQUIPMENT OR DOCUMENTS.........................11
         SECTION 5.7.  Status of Moneys Received.................................................................12
         SECTION 5.8.  Permitted Activities......................................................................12
         SECTION 5.9.  Resignation or Removal of Trustee.........................................................12
         SECTION 5.10. Estate and Rights of Successor Trustee....................................................13
         SECTION 5.11. Merger or Consolidation of Trustee........................................................13
         SECTION 5.12. Co-Trustees...............................................................................13
         SECTION 5.13. Doing Business in Other Jurisdictions.....................................................14
         SECTION 5.14. Creditors.................................................................................14
         SECTION 5.15. Operations................................................................................14

ARTICLE VI

         TERMINATION OF AND AMENDMENTS TO TRUST..................................................................15

         SECTION 6.1.  Termination...............................................................................15
         SECTION 6.2.  Distribution of Trust Estate Upon Termination.............................................16
         SECTION 6.3.  Amendments................................................................................16
         SECTION 6.4.  Bankruptcy of a Certificate Holder........................................................16
         SECTION 6.5.  Transfers shall not Terminate Trust Agreement.............................................16

ARTICLE VII

         MISCELLANEOUS...........................................................................................17

         SECTION 7.1.  Compensation..............................................................................17
         SECTION 7.2.  Notices 17
         SECTION 7.3.  Severability..............................................................................17
         SECTION 7.4.  Tax Reports...............................................................................17
         SECTION 7.5.  Headings..................................................................................17
         SECTION 7.6.  Successors and Assigns....................................................................17
         SECTION 7.7.  Only Written Waivers......................................................................17
         SECTION 7.8.  Counterparts..............................................................................18
         SECTION 7.9.  Rights in Trust Agreement.................................................................18
         SECTION 7.10. Identification of Trust...................................................................18
         SECTION 7.11. Agreement Not to Petition.................................................................18
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         SECTION 7.12. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL....................18

         SCHEDULE 1    CERTIFICATE HOLDERS; COMMITMENTS

         EXHIBIT A     FORM OF CERTIFICATE

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                                        (iii)
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                  This Trust Agreement (Universal Compression Trust 2000-1)
(this "Trust Agreement") dated as of May ___, 2000 is among each of the Persons listed on Schedule I hereto together with any permitted successor or assign each a "Certificate Holder" and collectively, the "Certificate Holders", and [Name of Trust Company], [a __________ banking corporation], not in its individual capacity except as expressly provided herein but solely as trustee hereunder, and any institution that shall act as a successor trustee in accordance with the terms of Section 5.10 ("Trustee"); and in its individual capacity ("Trust Company").


                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

                  SECTION 1.1. Definitions; Rules of Usage. Capitalized terms used but not otherwise defined in this Trust Agreement shall have the respective meanings specified in Appendix A to the Participation Agreement, dated as of May __, 2000, among Universal Compression, Inc., a ("Lessee"), Universal Compression Holdings, Inc. ("Guarantor"), Trustee, Trust Company, the Certificate Holders, Bankers Trust Company, as Administrative Agent (the "Administrative Agent") and Bankers Trust Company, as Collateral Agent (the "Collateral Agent") and each of the financial institutions listed on the signature pages thereto that may thereafter become party thereto as Lenders (the "Lenders"), and the rules of interpretation set forth in such Appendix A shall apply hereto.


                                   ARTICLE II

                                THE TRUST ESTATE

                  SECTION 2.1. Appointment, Authorization and Direction to Trustee. The Certificate Holders hereby request that Trust Company act as trustee of the trust created hereunder (the "Trust"), appoint Trust Company as Trustee hereunder and authorize and direct Trustee, subject to confirmation by the Certificate Holders of the satisfaction or waiver of all appropriate conditions set forth in the Participation Agreement, to:

                  (a) enter into, execute and deliver on the Closing Date and from time to time thereafter the Operative Documents to which Trustee is to become a party on such respective dates, including the Participation Agreement, the Lease Agreement, the Lease Agreement Supplements, the Loan Agreement, the Notes, the Assembly Agency Agreement and the Financing Statements; and

                  (b) enter into, execute and deliver on the Closing Date the Certificates in a manner and subject to the terms and conditions provided herein and in each of the other Operative Documents;

and to do all such things and take all such actions as may be necessary or convenient to consummate the transactions contemplated by the Operative Documents and to perform the terms and conditions of this Trust Agreement, all as contemplated herein or in the documents referred to herein.

                  Each of the Certificate Holders by making its monies available on the Closing Date pursuant to Section 4.1 of the Participation Agreement, agrees that such act shall constitute, without further act, authorization and direction by such Certificate Holders, to Trustee to take the actions specified in this Section 2.1.

                  SECTION 2.2.  Declaration and Purpose.

                  (a) Trustee hereby declares, undertakes and agrees that it will and does receive, take and hold all estate, right, title and interest of the Trust in and to the Trust Estate for the use and benefit of the Certificate Holders.

                  (b) The purpose of the Trust is (i) to utilize the proceeds of the Equity Contributions made available to Trustee by the Certificate Holders pursuant to Section 4.1 of the Participation Agreement and this Trust Agreement together with the Loans made available to Trustee by the Lenders pursuant to the Loan Agreement for the purposes of acquiring the Equipment in accordance with the terms and subject to the conditions of the Participation Agreement, the Lease Agreement and the other Operative Documents; (ii) to hold title to the Equipment and lease the Equipment to Lessee pursuant to the Lease Agreement;
(iii) to preserve the interest of Trustee (as trustee under this Trust Agreement) in the Trust Estate for the benefit of the Certificate Holders and engage in activities ancillary and incidental thereto as set forth in the Operative Documents; (iv) to issue the Certificates to the Certificate Holders evidencing the Equity Contributions made available to Trustee, (v) to accept the security including the Lessee Collateral to be executed or provided in its favor for the benefit of the Trustee, (vi) to enter into the Loan Agreement and, in connection therewith, execute and deliver the Notes, (vii) to exercise all remedies available to Trustee or the Certificate Holders under the Operative Documents; and (viii) to enter into any agreements or to perform any action incidental to any of the foregoing.

                  (c) The powers of the Trust are limited in accordance with
Section 9.2 of the Participation Agreement.

                  SECTION 2.3. No Business Trust Formed. THE TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE TRUST ESTATE AND TO COLLECT AND CONSERVE THE VALUE THEREOF, SUBJECT TO THE RIGHTS AND BENEFITS OF THE CERTIFICATE HOLDERS, EXCEPT AS EXPRESSLY PROVIDED IN THE OPERATIVE DOCUMENTS, TRUSTEE MAY NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO THE TRUST ESTATE, NOR SHALL THIS TRUST AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF, A CORPORATION DE FACTO OR DE JURE, OR A MASSACHUSETTS TRUST OR DELAWARE BUSINESS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE AMONG TRUSTEE, THE CERTIFICATE HOLDERS OR BETWEEN ANY TWO OF THEM.


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                  SECTION 2.4. Domicile and Resident Agent of the Trust. The
domicile of the Trust will be located at [_______________________]. All bank accounts of Trustee related to its duties hereunder will be located in the State of [______________].

                  SECTION 2.5. Title of Trust Property. Legal title to all the Trust Estate shall be vested at all times in Trustee. The Certificate Holders shall have no title to or any other interest in specific property in the Trust Estate; instead, each of the Certificate Holders shall only have a right to receive payments hereunder with respect to their respective interests.


                                   ARTICLE III

                                  CERTIFICATES

                  SECTION 3.1. Certificates; Procedure for Investment. The investment made by each Certificate Holder in the Trust Estate and its undivided interest in the Trust shall be evidenced by a certificate executed by Trustee, which shall be substantially in the form of Exhibit A hereto (each, a "Certificate"), each with appropriate insertions, issued by Trustee in the name of such Certificate Holder and in an amount equal to the Certificate Holder Commitment of such Certificate Holder. Each Certificate shall (i) be dated the date of issuance thereof, and (ii) subject to Section 5.1 of the Participation Agreement, bear yield on the allocable, unpaid Certificate Holder Amount from time to time outstanding at the Equity Rate.

                  SECTION 3.2. Scheduled Return of Investment. Subject to the other Operative Documents, each Certificate Holder shall be entitled to receive on the Casualty Loss Value Payment Date of an Item of Equipment or on the date an Item of Equipment is sold by Trustee, its Pro Rata Share of the Equity Component of such Item of Equipment and on the Termination Date of an Item of Equipment its Pro Rata Share of any Deficiency then due under the Lease Agreement net of any amounts due the Lenders.

                  SECTION 3.3. Equity Return. (a) Each Certificate Holder shall be entitled during the Term to a return on the aggregate amount of its unrepaid Equity Contributions (such unpaid amounts, its "Certificate Holder Amount") calculated at the Equity Rate, in accordance with the Lease Agreement and the Participation Agreement.

                  (b) Equity Return on each Certificate shall be payable in arrears on each Payment Date.

                  SECTION 3.4. Availability Fees. Each Certificate Holder shall be entitled during the Commitment Period to an availability fee on the amount of its Certificate Holder Available Commitment calculated at the Availability Fee Rate in accordance with the Lease Agreement and Participation Agreement.

                  SECTION 3.5. Payment by Trustee. Subject to Article IV and the other Operative Documents, Trustee shall, from the Trust Estate, return (a) to each Certificate Holder, on a Pro Rata Basis based (a) on each Payment Date, the monies received by Trustee constituting Equity Return (or part thereof) accrued to such date and Availability Fees (net of any Lender

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Availability Date), (b) on the Casualty Loss Value Payment of an Item of
Equipment or on the date an Item of Equipment is sold by Trustee, the monies received by Trustee constituting Casualty Loss Value (or part thereof) or sale proceeds of such Item of Equipment and (c) on the Termination Date, the monies received by Trustee constituting a Deficiency payment (or part thereof). Each payment received by a Certificate Holder in accordance with clause (b) or (c) above shall reduce its Certificate Holder Amount by the amount of such payment.

                  SECTION 3.6. Overdue Rate. If all or a portion of the Certificate Holder Amount represented by, or accrued Equity Return on, the Certificates or all or part of a Certificate Holder's Availability Fee shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Certificate Holders under any Operative Document, bear interest at the Overdue Rate in effect from time to time, in each case, from the due date until the date paid (after as well as before judgment).

                  SECTION 3.7. Lease Event of Default. Upon the occurrence and continuation of a Lease Event of Default, pursuant to which a termination payment as set forth in Section 24(d) of the Lease Agreement has become due and payable automatically or with the consent, or at the request, of the Administrative Agent, such Certificate Holder Amounts evidenced by the Certificates (with accrued Equity Return thereon) and all other amounts owing to the Certificate Holders by Trustee under this Trust Agreement, the Certificates and the other Operative Documents shall immediately become due and payable.

                  SECTION 3.8. Payment from Trust Estate Only. All payments to be made by Trustee in respect of the Certificates and this Trust Agreement shall be made only from the income and proceeds from the Trust Estate and only to the extent that Trustee shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Article IV. The Certificate Holders agree that they will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to them as herein provided, and that Trustee is not nor shall it be liable in its individual capacity to any Certificate Holder for any amount payable hereunder or under the Certificates except as provided in Section 5.5(c). Notwithstanding the foregoing, it is expressly understood and agreed that nothing in this
Section 3.8 shall be deemed to (i) release Trustee from liability for its fraudulent actions or willful misconduct, or (ii) limit or affect the obligations of the Trust Company in accordance with the express terms of any Operative Document creating a recourse obligation of the Trust Company.

                  SECTION 3.9. Registration, Transfers, Exchanges and Cancellation of Certificates.

                  (a) The Administrative Agent shall maintain a register of all Certificates in accordance with Section 11.8 of the Participation Agreement and any transfer of interests in a Certificate shall be subject to Sections 11.8 and
12.7 of the Participation Agreement. Subject to Section 12.7 of the Participation Agreement, a Certificate Holder that intends to transfer a Certificate, or to exchange Certificate(s) for different denominations shall surrender such Certificate(s) to Trustee, and shall provide notification of such surrender to the Administrative

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

Agent, together with a written request from such Certificate Holder for the issuance of one or more new Certificates. Such request shall specify the denomination or denominations of such new Certificate(s) and, in the case of a surrender for registration of transfer, the name and address of the Person in whose name such new Certificate(s) are to be registered. Promptly upon receipt of such documents by Trustee, Trustee shall execute and deliver to such Certificate Holder new Certificate(s) in the same aggregate original Certificate Holder Commitment, and dated the same date, as such surrendered Certificate(s). Such new Certificate(s) shall be in such denomination or denominations and registered in such name or names as shall be specified in the written request from such Certificate Holder. Each Certificate so surrendered shall be accompanied by a written instrument of transfer duly executed by the Certificate Holder of such Certificate or its attorney duly authorized in writing. Upon request, the Trustee shall advise the transferor and transferee Certificate Holder of: (i) the Certificate Holder Amount and Equity Return on the Certificate so surrendered that were paid to any holder thereof at any time before the delivery of the new Certificate; (ii) Equity Return allocable to such new Certificate on the basis of the respective original Certificate Holder Amount thereof; and (iii) the date to which Equity Return on the surrendered Certificate had been paid to any holder thereof at the time of such delivery. All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid obligations of Trustee, and shall be entitled to the same security and benefits under this Trust Agreement as the Certificates surrendered upon such registration of transfer or exchange. No transfer of any Certificate shall be valid unless and until such transfer is registered on the register maintained by the Administrative Agent pursuant to Section 11.8 of the Participation Agreement.

                  (b) The Trustee shall record in its records the date and amount of all funds made by a Certificate Holder pursuant to Section 4.1 of the Participation Agreement and the date and amount of each repayment of any Certificate Holder Amount to such Certificate Holder; provided, that, failure by the Trustee to make any such recording or any error therein shall not affect the obligations of Trustee hereunder or under any Certificate in respect of the amounts evidenced thereby or the obligations of Lessee under this Agreement or under the Lease Agreement with respect to the payment of Lease Payments, Availability Fees and Supplemental Payments; and provided, further, that, in no event shall the failure of Trustee to make any such endorsement or any error therein obligate Trustee to pay any amounts in excess of the Certificate Holder Amount, plus Equity Return on the unpaid Certificate Holder Amount.

                  (c) Each Certificate surrendered to Trustee pursuant to this
Section 3.9 or Section 3.10 hereof shall be canceled by Trustee, and no Certificate shall be issued in lieu thereof except as expressly permitted by this Section 3.9 or Section 3.10 hereof.

                  (d) Each Certificate delivered to a Certificate Holder pursuant to this Section 3.9 or Sections 3.1 or 3.10 of this Trust Agreement shall be issued without registration of such Certificate under the Securities Act, as amended, or under any state securities or "blue sky" law, and without qualification of this Trust Agreement under the Trust Indenture Act of 1939, as amended. All Certificates issued hereunder shall bear a legend that shall read substantially as follows:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES

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

         OR "BLUE SKY" LAW, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT OR LAWS.

                  (e) If the Trust Company shall acquire any of the Certificates, such acquisition shall not operate as a redemption of, or the satisfaction of, such Certificates unless and until the same shall be delivered to Trustee for cancellation pursuant to this Trust Agreement.

                  (f) No service charge shall be made for the issuance of Certificates pursuant to this Section 3.9 or Sections 3.1 or 3.10 of this Trust Agreement, but Trustee may require from the person requesting the transfer of such Certificates pursuant to this Section 3.9 or Section 3.10 hereof payment of a sum sufficient to reimburse Trustee for, or to provide sufficient funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by Trustee. Any Certificate Holder transferring its Certificates shall also pay or cause the transferee to pay the costs and expenses (including reasonable counsel fees) incurred by Trustee in connection with such transfer.

                  SECTION 3.10.  Mutilated, Destroyed, Lost or Stolen
Certificate.

                  (a) If any Certificate shall become mutilated, destroyed, lost or stolen, Trustee shall, upon the written request of the appropriate Certificate Holder, execute and deliver in replacement thereof and at no charge to Certificate Holder, a new Certificate in the same form, evidencing the same interest and dated the same date as the Certificate so mutilated, destroyed, lost or stolen. If the Certificate being replaced has become mutilated, such Certificate shall be surrendered to Trustee and a photocopy thereof shall be furnished to Lessee by Trustee. If the Certificate being replaced has been destroyed, lost or stolen, the Certificate Holder requesting a replacement Certificate shall furnish to Trustee and Lessee such reasonable security or indemnity as may be required by each of them to save them harmless if Certificate Holder has not furnished them satisfactory evidence of the destruction, loss or theft of the Certificate; provided that if the Certificate being replaced is registered in the name of an original Certificate Holder then the affidavit of a Responsible Officer of such Certificate Holder in form reasonably satisfactory to Trustee and Lessee, setting forth the fact of destruction, loss or theft and of ownership of the Certificate at the time thereof shall be satisfactory evidence and no security or indemnity shall be required other than the written agreement of such Person, in form reasonably satisfactory to Trustee, to indemnify and hold harmless Trustee and Lessee from all risks resulting from the authentication and delivery of a substitute Certificate. Each Certificate Holder requesting replacement hereunder shall be responsible for all stamp taxes relating to such replacement.

                  (b) Any duplicate Certificate issued pursuant to this Section
3.10 shall constitute complete and indefeasible evidence of ownership of such Certificate, as if originally issued, whether or not the destroyed, lost or stolen Certificate shall be found at any time.

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                                   ARTICLE IV

                          COLLECTIONS AND DISTRIBUTIONS

                  The following provisions shall govern the receipt, distribution and application of all income and proceeds from the Trust Estate:

                  SECTION 4.1. Non-Default Payments. Provided no Lease Event of Default has occurred and is continuing and subject to Section 7 of the Participation Agreement, moneys received by Trustee constituting Lease Payments or any end of term payment under Section 28 or 29 of the Lease Agreement, Availability Fees or Supplemental Payments under the Lease Agreement other than constituting Casualty Loss Value or proceeds of a sale under Section 28.5 of the Lease Agreement (including the payment of interest on any such overdue amount), shall be applied on the date received on a pari passu basis in accordance with each Certificate Holder's Pro Rata Share:

                  (i) first, to the payment of Breakage Costs, if any, (ii) second, to the payment of accrued but unpaid Availability Fees and Equity Return on the Certificate Holder Amount of such Certificate Holder at the Overdue Rate if any, to the date of such payment then due hereunder, (iii) third, to the payment of accrued but unpaid Availability Fees and Equity Return at the Equity Rate on the Certificate Holder Amount of such Certificate Holder, if any, to the date of such repayment then due under the Operative Documents, (iv) fourth, to the payment of any other amounts then due to such Certificate Holder under the Operative Documents for accrued Taxes, increased costs under Section 10 of the Participation Agreement and any other amounts then due other than the Certificate Holder Amount, (v) fifth, to the payment of the Certificate Holder Amount and (vi) sixth, any amounts remaining, subject to any amounts owed Lessee under the Lease, to the Certificate Holders.

                  SECTION 4.2. Payments after a Lease Event of Default. All payments received and all amounts held or realized by Trustee (including any amounts realized by Trustee from the exercise of any remedies) after any Lease Event of Default, and all payments or amounts then held or thereafter received by Trustee hereunder or under the Operative Documents, shall, so long as such Lease Event of Default continues and shall not have been waived in writing by the Majority Lenders, be paid on the date received (i) first, so much of such payments or amounts held or realized by Trustee as shall be required to reimburse Trustee for any expenses not reimbursed by Lessee in connection with the collection or distribution of such amounts held or realized by Trustee or in connection with the expenses incurred in enforcing its remedies hereunder and preserving Lessee Collateral including, without limitation, those expenses contemplated under Section 9.1 of the Participation Agreement, shall be retained by Trustee and (ii) to each Certificate Holder in accordance with Section 4.1.

                  SECTION 4.3. Application of Certain Other Payments. Any payments received by any Certificate Holder for which provision as to the application thereof is made in the Operative Documents but not elsewhere in this Trust Agreement shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of the Operative Documents.

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                  SECTION 4.4. Effect of Sales by Trustee. Any sale of all or any part of the Trust Estate by Trustee permitted hereunder and under the other Operative Documents shall bind the Certificate Holders and shall be effective for the benefit of the purchasers thereof and their respective successors and assigns to divest and transfer all right, title and interest vested in Trustee and the Certificate Holders hereunder in the property so sold, and no purchaser shall be required to inquire as to compliance by Trustee with any of the terms hereof or to see to the application of any purchase money therefor.


                                    ARTICLE V

                      CERTAIN PROVISIONS RESPECTING TRUSTEE

                  SECTION 5.1. Acceptance of Trusts and Duties. Trust Company accepts the trusts hereby created and agrees to perform the same as Trustee as herein expressed and, as such, agrees to receive and disburse all moneys constituting part of the Trust Estate in accordance with the terms hereof.

                  SECTION 5.2. Limitation of Power. Trustee shall have no power, right, duty or authority to manage, control, possess, use, sell, lease, dispose of or otherwise deal with the Equipment or any other property at any time constituting a part of the Trust Estate, or otherwise to take or refrain from taking any action under or in connection with the Operative Documents, except
(a) to execute and deliver the Operative Documents to which Trustee is to be a party, (b) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of Trustee hereunder and under the Operative Documents, (c) to receive, collect and distribute and deal with the sums due under the Participation Agreement, the Lease Agreement, this Trust Agreement or other Operative Documents, and the proceeds thereof as provided in the Participation Agreement, the Lease Agreement, this Trust Agreement or other Operative Documents (to the extent not payable directly to Certificate Holders by Lessee and the other Operative Documents), and (d) subject to Section 6.2 of the Participation Agreement, as expressly provided in written instructions from the Administrative Agent given pursuant to Section 5.3 of this Trust Agreement. Other than as expressly provided in this Trust Agreement, Trustee shall not have the authority to make management decisions relating to the Trust Estate and may take only ministerial actions without the consent of the Administrative Agent.

                  SECTION 5.3. Action Upon Instructions. Subject to the terms of Sections 5.4, 5.5 and 8.1 of this Trust Agreement and the Operative Documents, upon the written instructions at any time and from time to time of the Administrative Agent with the Majority Certificate Holder's written consent (provided no Loan Event of Default has occurred and is continuing) or, if the obligations owing to the Lenders have been satisfied in full, the Majority Certificate Holders, the Trustee shall take such of the following actions as may be specified in such instructions:

                  (a) give such notice or direction or exercise such right or power under the Lease Agreement, as shall be specified in such instructions;

                  (b) approve as satisfactory to it all matters required by the terms of any Operative Document to be satisfactory to Trustee;

                  (c) after the expiration of the Term, unless Lessee shall have purchased all Items of Equipment in accordance with the Lease Agreement, convey all of Trustee's right, title and interest in and to the Equipment for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or otherwise lease or dispose of the Equipment, on such terms as shall be designated in such instructions; and

                  (d)      any other action as specified in writing.

                  SECTION 5.4.  Certain Duties and Responsibilities of Trustee.

                  Trustee undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Trust Agreement against Trustee. Trustee agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Equipment or any other part of the Trust Estate in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein.

                  SECTION 5.5. Certain Rights of Trustee. Except as otherwise provided in Section 5.4 of this Trust Agreement:

                  (a) Trustee may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction or authorization by any party hereto or to any other Operative Document shall be sufficiently evidenced by a request, direction or authorization in writing, delivered to Trustee and signed in the name of such party by the president, any vice president, the treasurer or the secretary of such party, as the case may be, and any resolution of the Board of Directors or committee thereof of such party shall be sufficiently evidenced by a copy of such resolution certified by the secretary or an assistant secretary of such party, as the case may be, to have been duly adopted and to be in full force and effect on the date of such certification, and delivered to Trustee;

                  (c) whenever in the administration of this Trust Agreement Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, Trustee may in good faith rely upon a certificate in writing, delivered to Trustee and signed by the president, any vice president, any assistant vice president, any managing director, the treasurer, any assistant treasurer, the secretary or any assistant secretary of a Certificate Holder or the Administrative Agent;

                  (d) Trustee may exercise its powers and perform its duties by or through such attorneys, agents and servants as it shall appoint; and it shall be entitled to the advice of counsel and shall be protected by the advice of such counsel in anything done or omitted to be done in accordance with such advice (provided that such advice pertains to such matters as Trustee may reasonably presume to be within the scope of such counsel's area of expertise);

                  (e) Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of the Majority Certificate Holders or the Administrative Agent, unless Trustee shall have received reasonable security or indemnity against the costs, expenses (including reasonable fees and expenses of its legal counsel) and liabilities which may be incurred by it in compliance with such request or direction;

                  (f) provided no Responsible Officer has Actual Knowledge of the inaccuracy thereof, Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent or other paper or document, but Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of Lessee related to the Equipment to reasonably determine whether Lessee is in compliance with the terms and conditions of the Lease Agreement and to examine the Equipment by agent or attorney, all upon the terms and conditions contained in the Participation Agreement, the Lease Agreement and the other Operative Documents;

                  (g) without limiting the generality of Section 5.4, Trustee shall not have any duty (i) to see to any recording or filing of the Operative Documents or any Uniform Commercial Code financing statements or to see to the continuation or maintenance of any such recording or filing, (ii) to see to any insurance on the Equipment or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to promptly forward to the Certificate Holders copies of all certificates, reports and other written information which it receives from Lessee pursuant to the requirements of the Lease Agreement, the Participation Agreement and other Operative Documents (unless the Certificate Holders are to receive such certificates, reports and other written information directly from Lessee or the Administrative Agent), (iii) subject to Section 6.1(f) of the Participation Agreement to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien owing with respect to, assessed or levied against any part of the Trust Estate, (iv) to confirm or verify any financial statements of Lessee, or (v) to inspect the Equipment or ascertain or inquire as to the performance or observance of any of Lessee's covenants under the Operative Documents;

                  (h) No provision hereof shall be construed to relieve Trust Company in its individual capacity or Trustee of liability for its gross negligence or willful misconduct or its negligence in the receiving, handling or disbursing of funds, it being understood that, without limiting the foregoing:

                  (i) Trust Company shall not be liable for any error of judgment made in good faith by a Responsible Officer of Trustee, unless it shall be proved that Trust Company was grossly negligent;

                  (ii) Trust Company shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Administrative Agent pursuant to the express provisions hereof;

                  (iii) no provision hereof shall require Trust Company to expend or risk its own funds in the performance of any of its duties hereunder or under any of the other Operative Documents, or in the exercise of any of its rights or powers;

                  (iv) Trust Company shall not be personally responsible for the due execution hereof by any Certificate Holders;

                  (v) except as expressly provided in this Trust Agreement, in accepting the Trust created hereby, Trustee acts solely as trustee and not in its individual capacity, and all persons having any claim against Trustee by reason of the transactions contemplated by this Trust Agreement shall, other than as expressly provided in this Trust Agreement and the other Operative Documents, look solely to the Trust Estate for payment or satisfaction thereof; and

                  (vi) Trust Company shall be liable for (A) any taxes on, with respect to or measured by any amounts paid to it as compensation for services or otherwise under the Operative Documents, (B) acts or omissions not related to the transactions contemplated by the Operative Documents, and (C) the inaccuracy of representations and warranties made by Trust Company in the Participation Agreement, the Lease Agreement or any certificate or document delivered pursuant thereto.

                  (i) Trustee shall not be required to take any action hereunder or under the Operative Documents, nor shall any other provision of this Trust Agreement or any Operative Document be deemed to impose a duty on Trustee to take any action, if Trustee shall determine, or shall have been advised by counsel, that such action is likely to result in personal liability or is contrary to Applicable Law or the Operative Documents; and

                  (j) Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to Trust Company or Trustee shall be subject to the provisions of this Section 5.5.

                  SECTION 5.6. NO REPRESENTATIONS OR WARRANTIES AS TO THE EQUIPMENT OR DOCUMENTS. NEITHER TRUSTEE NOR TRUST COMPANY IS A BUILDER, DEVELOPER OR MANUFACTURER OF THE EQUIPMENT OR A DEALER IN SIMILAR SITES AND NEITHER OF THEM HAS INSPECTED THE EQUIPMENT PRIOR TO DELIVERY TO AND ACCEPTANCE BY LESSEE. NEITHER TRUSTEE NOR TRUST COMPANY HAS MADE NOR DOES EITHER OF THEM MAKE (A) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY ENVIRONMENTAL MATTER OR CONDITION, VALUE, DESIGN, OPERATION, CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, ABSENCE OF

ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, OR AS TO TITLE THERETO, OR (B) ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE OPERATIVE DOCUMENTS (OTHER THAN AS TO THIS TRUST AGREEMENT AGAINST TRUST COMPANY), OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, EXCEPT AS SET FORTH IN SECTIONS 2.4, 2.5, 2.6, 2.7, 6.1 AND 6.2 OF THE PARTICIPATION AGREEMENT.

                  SECTION 5.7. Status of Moneys Received. All moneys received by Trustee under or pursuant to any provision of this Trust Agreement shall constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from any other moneys and may be deposited by Trustee under such conditions as may be prescribed or permitted by Applicable Laws for trust funds, or, may be invested at the direction of the Majority Certificate Holders.

                  SECTION 5.8. Permitted Activities. Trust Company or any corporation in or with which Trust Company may be interested or affiliated or any officer or director of any such corporation may acquire and hold Certificates hereunder (subject to the restrictions of Section 5.4 of the Participation Agreement), and have commercial relations and otherwise deal with Lessee or with any other corporation having relations with Lessee to the full extent permitted by Applicable Law.

                  SECTION 5.9. Resignation or Removal of Trustee. Trustee or any successor thereto may resign at any time without cause by giving at least sixty
(60) days' prior written notice to each Certificate Holder, the Administrative Agent and Lessee, and the Administrative Agent with the Majority Certificate Holders' written consent (provided no Loan Event of Default has occurred and is continuing) or, if the obligations owing to the Lenders have been satisfied in full, the Majority Certificate Holders may at any time remove Trustee without cause by an instrument in writing delivered to Trustee, Lessee, each Certificate Holder and Administrative Agent, such resignation or removal to be effective on the date on which a successor trustee is appointed hereunder. The Majority Certificate Holders and the Administrative Agent may, at any time upon 30 days' prior written notice to Trust Company and Lessee by an instrument in writing, appoint a successor trustee, provided, however, that a successor trustee shall be a bank, trust company or association organized under the laws of the United States of America or any state thereof, shall have a combined capital and surplus of at least $500,000,000 and shall have agreed to act as Trustee, and provided further that any successor trustee shall be subject to approval by Lessee, which approval shall not be unreasonably withheld or delayed (except that, if a Lease Event of Default shall have occurred and be continuing, Lessee shall have no right to approve a successor trustee). If the Majority Certificate Holders and the Administrative Agent shall not have appointed a successor trustee within thirty (30) days after the giving of notice of such resignation or removal, Trustee may apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor or successors shall have been appointed by the Majority Certificate Holders and the Administrative Agent as above provided. Any successor trustee so appointed by such court shall immediately and without further act be superseded by a successor trustee appointed by the Majority Certificate Holders and the

Administrative Agent within one (1) year from the date of the appointment by such court. In the event such a successor trustee shall be appointed, a Bill of Sale evidencing the transfer of the interest in the Equipment to and a written instrument evidencing the assumption of the obligations under the Loan Agreement by the successor trustee as Trustee, along with any additional documentation required (including Financing Statements) shall be executed. Such documents shall be held by the successor trustee and shall be provided to the other parties to the Operative Documents upon request.

                  SECTION 5.10. Estate and Rights of Successor Trustee. Any successor trustee shall execute and deliver to the predecessor Trustee an instrument accepting such appointment, and thereupon each successor trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties, trusts and obligations of the predecessor trustee in the trusts hereunder with like effect as if originally named as Trustee herein, but nevertheless upon the written request of such successor trustee, such predecessor trustee shall execute and deliver an instrument transferring to such successor trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor trustee, and such predecessor trustee shall duly assign, transfer, deliver and pay over to such successor trustee any property or moneys then held by such predecessor trustee upon the trusts herein expressed.

                  SECTION 5.11. Merger or Consolidation of Trustee. Any corporation into which Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which Trustee shall be a party, or any corporation to which substantially all of the corporate trust business of Trustee may be transferred, shall be a successor trustee under this Trust Agreement without further act. In the event such a successor trustee shall be formed, a Bill of Sale evidencing the transfer of the interest in the Equipment to and a written instrument evidencing the assumption of the obligations under the Loan and Security Agreement by such successor trustee, as Trustee, along with any additional documentation required (including Financing Statements). Such documents shall be held by the successor trustee and shall be provided to Lessee upon request.

                  SECTION 5.12. Co-Trustees. At any time, for the purpose of meeting any legal requirements of any jurisdiction in connection with the transactions contemplated by this Trust Agreement, Trustee shall have the power, and shall execute and deliver all instruments, to appoint one or more Persons approved by the Administrative Agent with the Majority Certificate Holders' written consent (provided no Loan Event of Default has occurred and is continuing) or, if the obligations owing to the Lenders have been satisfied in full, the Majority Certificate Holders, to act as co-trustee, or co-trustees, jointly with Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Administrative Agent with the Majority Certificate Holders' written consent (provided no Loan Event of Default has occurred and is continuing) or, if the obligations owing to the Lenders have been satisfied in full, the Majority Certificate Holders and Trustee may consider necessary or desirable. The Administrative Agent and Lessee hereby agree that any employee of the Trust Company shall be acceptable, without any further consent hereunder, as Co-Trustee. If the Majority Certificate Holders, the Administrative Agent and (if no Lease Default or Lease Event of Default has occurred and is continuing) Lessee shall not have joined in such appointment within fifteen (15) days after the receipt by them of a request to do so, Trustee alone shall have power to make such appointment. Trustee shall not be liable for any act or omission of any co-trustee or separate trustee appointed under this Section 5.12.

                  SECTION 5.13. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, Trustee shall not be required to take any action in any jurisdiction, other than in the State of
[        ] and other than in any other jurisdiction in which Trustee is authorized to do business, if solely as a result of such action, even after the appointment of a co-trustee pursuant to Section 5.12 hereof, (i) the taking of such action would require the consent, approval, authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any Governmental Authority of any jurisdiction, other than
the State of [       ] or any other jurisdiction in which Trustee is authorized to do business; (ii) Trustee would incur any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivision thereof
in existence on the date hereof, other than the State of [          ] or any
other jurisdiction in which Trustee is authorized to do business; or (iii) Trustee would become subject to personal jurisdiction in any jurisdiction, other
than the State of [          ] or any other jurisdiction in which Trustee is
authorized to do business, for causes of action arising from acts unrelated to the consummation of the transactions contemplated by the Operative Documents by Trustee; provided, that if pursuant to this Section 5.13 Trustee shall not be required to take an action, Trustee shall promptly appoint an additional trustee pursuant to Section 5.12 hereof to proceed with such action.

                  SECTION 5.14. Creditors. No creditor of any Certificate Holder shall have any claim against the Trust Estate for obligations of such Certificate Holder.]

                  SECTION 5.15. Operations. The operations of Trustee will be conducted in accordance with the following standards:

                  (a) Trustee will act solely in its own name or through any co-trustee or other agents selected in accordance with this Trust Agreement;

                  (b) Trustee's funds and assets, including all bank accounts, shall at all times be maintained separately from those of the Certificate Holders or any Affiliate of any Certificate Holder;

                  (c) Trustee shall maintain complete and correct books and records of account and shall prepare, or cause to be prepared, financial statements in accordance with generally accepted accounting principles separately stating Trustee's income, assets and liabilities and disclosing in each case that such items are separate from those of any of the Certificate Holders or any of their Affiliates, which financial statements are and will be subject to audit by independent accountants; to the extent such statements are consolidated with the financial statements of any of the Certificate Holders, such consolidated statements will contain notations noting the separate legal existence and the separate financial condition of Trustee;

                  (d) Trustee shall conduct its business at its office and will use stationery and other business forms of Trustee and not those of the Certificate Holders or any of their Affiliates, and will use its best efforts to avoid the appearance (A) of conducting business on behalf of the Certificate Holders or any Affiliate thereof or (B) that the assets in the Trust Estate are available to pay the creditors of the Certificate Holders or any Affiliate thereof;

                  (e) Trustee's on-going fees and expenses shall be paid by Lessee pursuant to Section 9.1 of the Participation Agreement;

                  (f) Trustee shall not hold itself out as being liable for the debts of the Certificate Holders or any Affiliate thereof;

                  (g) Trustee shall not engage in any transaction with the Certificate Holders or any Affiliate thereof, except as required by, provided in or permitted by, this Trust Agreement or the Operative Documents;

                  (h) the Certificate Holders shall exercise their discretion hereunder in an arm's-length manner;

                  (i) to the extent any consultant, independent contractor or agent of Trustee is also an employee, consultant, independent contractor or agent of the Certificate Holders or the Administrative Agent, Trustee, the Certificate Holders and the Administrative Agent shall allocate among themselves on a reasonable basis the services and attendant salaries of shared employees, consultants, independent contractor and agents;

                  (j) all legal formalities of Trustee will be observed and maintained;

                  (k) Trustee shall not guarantee any indebtedness of the Certificate Holders; and

                  (l) Trustee shall not institute proceedings to have itself adjudicated as bankrupt or insolvent, or consent to or acquiesce in the institution of bankruptcy or insolvency proceedings against it, or seek or consent to or acquiesce in the entry of any order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property, or seek liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or make any general assignment for the benefit of its creditors.


                                   ARTICLE VI

                     TERMINATION OF AND AMENDMENTS TO TRUST

                  SECTION 6.1. Termination. The Trust created and provided for hereby shall cease and be terminated in any one of the following events, whichever shall first occur:

                  (a) if the Certificate Holders shall by notice in writing to Trustee and Lessee revoke and terminate the Trust on and as of a date stated in such notice, which date shall not be less than ten (10) nor more than thirty
(30) days from the date of mailing such notice, then on the date specified in such notice, the Trust created and provided for hereby shall cease and terminate, provided, however, that this Trust shall not be subject to revocation or termination by the Certificate Holders prior to the payment in full and discharge of all indebtedness due and payable under the Loan Agreement, and the termination of the Operative Documents and the release of the Liens granted thereby; or

                  (b) the sale or other final disposition by Trustee of all property constituting the Trust Estate and the final disposition by Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms hereof and with the other Operative Documents; or

                  (c) 110 years after the date hereof.

                  SECTION 6.2. Distribution of Trust Estate Upon Termination. Upon any termination of this Trust pursuant to the provisions of Section 6.1 of this Trust Agreement, Trustee shall convey the Trust Estate to such purchaser or purchasers thereof or other Person entitled thereto and for such amount and on such terms as shall be specified in written instructions from the Administrative Agent with the Majority Certificate Holders' written consent (provided no Loan Event of Default has occurred and is continuing) or, if the obligations owing to the Lenders have been satisfied in full, the Majority Certificate Holders delivered to Trustee prior to the date of termination; provided, that (a) if at the time of any termination the Lease Agreement remains in force and effect, then the Trust Estate shall be, subject to the Lease Agreement, sold as a unit and not in parcels, and (b) in the event such written instructions are not delivered to Trustee on or before the date of termination, Trustee shall transfer title to the Trust Estate at the direction of the Administrative Agent with the Majority Certificate Holders' written consent (provided no Loan Event of Default has occurred and is continuing) or, if the obligations owing to the Lenders have been satisfied in full, the Majority Certificate Holders. Upon making such transfer or sale, Trustee shall be entitled to immediate receipt of any sums due and owing to Trustee for expenses (including reasonable attorneys' fees and expenses) incurred pursuant hereto or as compensation for services rendered hereunder and not theretofore paid, and Trustee shall be discharged and free of any further liability hereunder, subject to Section 5.5(c) of this Trust Agreement.

                  SECTION 6.3. Amendments. This Trust Agreement and the terms herein may only be amended, supplemented, waived or modified in accordance with
Section 12.2 of the Participation Agreement.

                  SECTION 6.4. Bankruptcy of a Certificate Holder. The bankruptcy, insolvency or other similar incapacity of any Certificate Holder shall not (i) operate to terminate this Trust Agreement, (ii) entitle the Certificate Holder's legal representatives to claim an accounting or to take any action in any court for a partition or winding up of the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  SECTION 6.5. Transfers shall not Terminate Trust Agreement. No transfer, by operation of law or otherwise, of any right, title or interest of any Certificate Holder in and to the Trust Estate shall operate to terminate this Trust Agreement or the Trust created hereunder or entitle any successors or transferees of any Certificate Holder to an accounting or to the transfer of legal title to any part of the estate.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.1. Compensation. Trustee shall receive reasonable compensation for its services hereunder from Lessee and shall be reimbursed by Lessee for Trustee's reasonable fees and expenses (including the disbursements and reasonable fees of counsel in accordance with Section 12.1 of the Participation Agreement). Trustee's fees shall be separately agreed upon by Lessee and Trustee. If a Lease Event of Default exists and Trustee shall be required pursuant to the provisions of this Trust Agreement to take any action in connection therewith, the Certificate Holders shall reimburse it for expenses it may incur in relation to taking such action (in accordance with the Operative Documents) (including the disbursements and reasonable fees of counsel to the extent not reimbursed by Lessee).

                  SECTION 7.2. Notices. Unless otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the respective parties to this Agreement shall be given in accordance with
Section 12.1 of the Participation Agreement.

                  SECTION 7.3. Severability. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition on unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

                  SECTION 7.4. Tax Reports. In the event any tax report or tax return is required to be made by Trustee with respect to the Trust Estate and Lessee is not required to prepare and file the same pursuant to the Participation Agreement or the Lease Agreement, each Certificate Holder will prepare such tax report or return in respect of its interest in the Trust Estate and deliver a copy thereof to Trustee. Trustee agrees to forward promptly to each Certificate Holder any communications with respect to taxes pertaining to the Trust Estate which are received by Trustee from tax authorities or from Lessee, along with any other information reasonably requested by a Certificate Holder as being necessary in order to complete such return.

                  SECTION 7.5. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 7.6. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  SECTION 7.7. Only Written Waivers. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given and only so long as such waiver is not inconsistent with the Operative Documents.

                  SECTION 7.8. Counterparts. This instrument may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

                  SECTION 7.9. Rights in Trust Agreement. Except as expressly provided to the contrary in the Operative Documents, nothing in this Trust Agreement, whether express or implied, shall be construed to give any Person other than Trust Company, Trustee, and each Certificate Holder and their respective successors and assigns, any right, remedy or claim under or in respect of this Trust Agreement.

                  SECTION 7.10. Identification of Trust. The Trust created hereunder may for convenience be referred to as the Universal Compression Trust (2000-1).

                  SECTION 7.11. Agreement Not to Petition. Each of Trustee, the Trust Company, and each Certificate Holder agrees that, until at least 367 days after the Trust has been terminated in accordance with Article VII, it shall not file, or join in the filing of, a petition against Trustee under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including the Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceedings against Trustee under any Bankruptcy Law.

                  SECTION 7.12. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF [_______]. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT. EACH OF TRUST COMPANY, TRUSTEE AND EACH CERTIFICATE HOLDER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF TRUST COMPANY, TRUSTEE AND EACH CERTIFICATE HOLDER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 12.4 OF THE PARTICIPATION AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY UNDER THIS TRUST AGREEMENT, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR

OTHERWISE PROCEED AGAINST LESSEE, GUARANTOR OR LESSOR IN ANY OTHER JURISDICTION.

                  (b) EACH OF TRUST COMPANY, TRUSTEE AND EACH CERTIFICATE HOLDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS TRUST AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS TRUST AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.


                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the Certificate Holders and Trustee have caused this Trust Agreement to be duly executed as of the day and year first above written.


TRUSTEE: [NAME OF TRUST COMPANY], not in its individual capacity, except as set forth herein, but solely as Trustee


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

CERTIFICATE HOLDERS:                    [__________________________]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A
                                                              to Trust Agreement


                           FORM OF MASTER CERTIFICATE

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR "BLUE SKY" LAW, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT OR LAWS.



         --------------------------

                                   CERTIFICATE

                          Evidencing an interest in the
                         Trust Estate, as defined below.


Number [      ]                                         Dated ____________, 2000



                      Certificate Holder Amount: $_________


                   THIS CERTIFIES THAT __________________________________ (the
"Certificate Holder") is the registered owner of a______________________Dollars ($_________) Certificate, or, if less the aggregate unpaid Certificate Holder Amount, evidencing an interest in the Trust Estate created pursuant to (and defined in) that certain Trust Agreement, dated ___________, 2000, (the "Trust Agreement") among the Persons listed on Schedule I thereto, as Certificate Holders and [TRUST COMPANY], [a __________ banking corporation], as Trustee, which creates the trust identified above. To the extent not otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Participation Agreement (as defined in the Trust Agreement), unless the context otherwise requires. This Certificate is being delivered pursuant to, is entitled to the benefits of, and is subject to the terms, provisions and conditions of, the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of its acceptance hereof assents and by which such holder is bound.

                  This Certificate entitles the registered owner hereof to the payment of a sum equal to the aggregate unpaid Certificate Holder Amount hereof, together with the Equity Return on said Certificate Holder Amount remaining unpaid from time to time from the date of this Certificate until payment hereof is made or duly provided. All payments of the Certificate Holder Amount hereof and Equity Return thereon shall be due and payable in such amounts and at the times provided in the Trust Agreement.

                                                                       EXHIBIT A
                                                              to Trust Agreement


                  Interest on any overdue Certificate Holder Amount and to the extent permitted by Applicable Law, Equity Return thereon shall be paid from the due date thereof at the Overdue Rate.

                  All payments of Certificate Holder Amount and other amounts hereunder to be made by Trustee shall be made only from the income and proceeds from the Trust Estate and only to the extent that Trustee shall have sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Articles III and IV of the Trust Agreement. Each holder hereof, by its acceptance of this Certificate, agrees: (i) that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to the holder hereof; and (ii) that in any action or proceeding brought on this Certificate or on the indebtedness evidenced hereby, no deficiency or other monetary judgment shall be sought or obtained against Trustee by reason of the ownership of this Certificate, except as is necessary to enforce the rights and remedies of such holder under the Trust Agreement and the other Operative Documents (including, but not by way of limitation, foreclosure by the Lenders on the Lessor Collateral or other collateral security), in which event any such judgment shall be enforceable against Trustee only to the extent of the interest of Trustee in the Trust Estate and any such judgment shall not be enforceable by execution or by a Lien on any of the assets of Trustee or Trust Company other than the interest of Trustee in the Trust Estate.

                  All Certificate Holder Amounts of and Equity Return on this Certificate shall be payable in immediately available funds as provided in
Article IV of the Trust Agreement.

                  There shall be maintained a register for the purpose of registering transfers and exchanges of Certificates, at the offices of the Administrative Agent, or at the office of any successor trustee.

                  Each holder of this Certificate, by its acceptance hereof, agrees that each payment received by such holder hereunder on account of the Certificate Holder Amount of or Equity Return on this Certificate shall be applied in the manner set forth in Article IV of the Trust Agreement.

                  This Certificate is one of the Certificates referred to in the Trust Agreement that have been delivered pursuant to the terms of the Trust Agreement. Reference is hereby made to the Trust Agreement and the other Operative Documents for a statement of: (i) the rights of the holder of, and the nature and extent of the security for, this Certificate; (ii) the rights of the holders of, and the nature and extent of the security for, the other Certificates; and (iii) the terms, rights and conditions of the trusts created by the Trust Agreement.

                  This Certificate is not subject to prepayment except as provided in the Trust Agreement, the Lease Agreement and the Participation Agreement.

                  This Certificate is a registered Certificate and is transferable, as provided in the Trust Agreement, only upon surrender of this Certificate for registration and transfer duly accompanied by a written instrument of transfer duly executed by the registered holder hereof or his attorney duly authorized in writing. Prior to due registration of transfer of this Certificate,

                                                                       EXHIBIT A
                                                              to Trust Agreement


Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payments of the Certificate Holder Amount and Equity Return hereunder and under the Trust Agreement and for all other purposes whatsoever, whether or not this Certificate be overdue, and Trustee shall not be affected by notice to the contrary.

                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, Trustee has caused this Certificate to be executed in its corporate name by its duly authorized officer as of the date hereof.




                                        [NAME OF TRUST COMPANY], not in its
                                        individual capacity, except as set forth herein, but solely as Trustee



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        This Certificate is one of the
                                        Certificates referred to in the
                                        within-mentioned Trust Agreement.